Pioneer Independence Fund
Prospectus

March 16, 1998

   PIONEER INDEPENDENCE FUND (the "Fund") seeks growth of capital. The Fund will invest in a diversified portfolio of securities consisting primarily of common stocks.

   Shares of the Fund may be offered to and acquired by the general public only by investing in Pioneer Independence Plans. The creation and sales charges for a Plan (a "Plan") established under Pioneer Independence Plans may amount to 50% of the first 12 investments made for the Plan. Details of Pioneer Independence Plans, including the creation and sales charges, may be found in the attached Pioneer Independence Plans prospectus. Please read and retain it for your future reference.

   FUND RETURNS AND SHARE PRICES FLUCTUATE AND THE VALUE OF YOUR FUND SHARES UPON REDEMPTION MAY BE MORE OR LESS THAN YOUR PURCHASE PRICE. SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

   This Prospectus provides information about the Fund that you should know before investing. Please read and retain it for your future reference. More information about the Fund is included in the Fund's Statement of Additional Information ("SAI"), also dated March 12, 1998, as supplemented or revised from time to time, which is incorporated into this Prospectus by reference. A copy of the SAI may be obtained free of charge by calling Shareholder Services at 1-800-225-6541 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling 1-800-225-6541 or through the SEC's Internet Web site (http://www.sec.gov).


         TABLE OF CONTENTS                                                PAGE
-------------------------------------------------------------------------------
I.       EXPENSE INFORMATION  ..........................................    2
II.      INVESTMENT OBJECTIVE AND POLICIES .............................    2
III.     MANAGEMENT OF THE FUND  .......................................    5
IV.      SHARE PRICE  ..................................................    6
V.       SALE OF FUND SHARES  ..........................................    6
VI.      DISTRIBUTION PLAN  ............................................    6
VII.     DIVIDENDS, DISTRIBUTIONS AND TAXATION  ........................    7
VIII.    SHAREHOLDER SERVICES  .........................................    7
IX.      THE FUND  .....................................................    8
X.       INVESTMENT RESULTS  ...........................................    9

XI.      APPENDIX - CERTAIN INVESTMENT PRACTICES .......................    9


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION

   The table below reflects only the expenses of the Fund. The general public may only purchase Fund shares through Pioneer Independence Plans. For information on the expenses associated with Pioneer Independence Plans, see the attached Plan Prospectus.

   This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The table reflects shareholder and annual operating expenses. "Other Expenses" is based on estimates for the fiscal period ending December 31, 1998.


SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge on Purchases.....................................None
 Maximum Sales Charge on Reinvestment of Dividends.....................None
 Redemption Fee 1 .....................................................None
 Exchange Fee .........................................................None

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets):

 Management Fee 2 (after fee waiver)...................................0.00%
 12b-1 Fee3............................................................0.25%
 Other Expenses (including accounting and transfer agent
   fees, custodian fees and printing expenses) 2.......................1.25%
TOTAL OPERATING EXPENSES: (AFTER FEE WAIVER)...........................1.50%

1 Separate fees (currently $10 and $20, respectively) apply to United States ("U.S.") and international wire transfers of redemption proceeds.

2 Pioneering Management Corporation ("PMC"), the Fund's investment adviser, has agreed not to impose all or a portion of its management fee and to make other arrangements, if necessary, to limit the operating expenses of the Fund to 1.50% of average daily net assets. This agreement is voluntary and temporary and may be revised or terminated at any time after the expiration of the 1998 fiscal year.

3 This is the maximum annual fee rate and assumes that the Distribution Plan (defined below) is in effect for an entire year; actual expenses are expected to be lower.

ANNUAL OPERATING EXPENSES BEFORE FEE WAIVER


(as a percentage of average net assets)

Management Fee ........................................... 0.75%
Total Operating Expenses.................................  2.25%

 Example:

   You would pay the following expenses on a $1,000 investment assuming a 5% annual return, reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.
                                                             1 Year      3 Years
Assuming complete redemption at the end of the period          $15          $47

   THE EXAMPLE IS DESIGNED FOR INFORMATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL FUND EXPENSES AND RETURNS WILL VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

For further information regarding management fees, Rule 12b-1 fees and other expenses of the Fund, see "Management of the Fund," "Distribution Plan" and "Sale of Fund Shares" in this Prospectus and "Management of the Fund" and "Underwriting Agreement and Distribution Plan" in the SAI.

II. INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to seek growth of capital. The Fund will invest in a diversified portfolio of securities consisting primarily of common stocks.

Generally, the Fund invests at least 80% of its total assets in common stocks and in securities with common stock characteristics, such as convertible bonds and preferred stocks. Any current income produced by a security is not a significant factor in the selection of investments. The Fund's portfolio often includes a number of securities that are owned by other equity mutual funds managed by PMC. See "Investment Policies and Restrictions" in the SAI for more information.

In selecting securities for the Fund's portfolio, PMC focuses on the securities of companies that are believed to be undervalued relative to the current stock price. The Fund may also seek the securities of companies that are believed to have above average growth potential. PMC's assessment of a company's relative valuation or growth potential is based on an analysis of a company's business operations, revenues, earnings, cash flows and management, among other factors. The Fund may invest in U.S. and foreign securities across a broad range of market capitalizations and industries. In managing this Fund, PMC relies primarily on the knowledge, experience and judgment of its team of equity investment managers and research analysts, but also who receive and use information from a variety of outside sources, including brokerage firms, electronic data bases, specialized research firms and technical journals.

   The Fund intends to be substantially fully invested at all times. It is the policy of the Fund not to engage in trading for short-term profits. Nevertheless, changes in the portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision, and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions. The Fund's turnover rate is not expected to exceed 100% in the current fiscal period. Short-term, temporary investments will not normally represent more than 10% of the Fund's assets. A short-term investment is considered to be an investment in a U.S. or foreign debt instrument with a maturity of one year or less from the date of issuance.

   The Fund may on occasion, for temporary defensive purposes to preserve capital, invest up to 100% of its total assets in short-term, temporary investments. The Fund will assume a temporary defensive posture only when political and economic factors affect equity markets to such an extent that PMC believes there to be extraordinary risks in being substantially invested in common stock.

   The Fund's fundamental investment objective and the fundamental investment restrictions set forth in the SAI may not be changed without shareholder approval. Certain other investment policies and strategies and restrictions on investment are noted throughout the Prospectus and are set forth in the SAI. These investment policies and strategies and restrictions may be changed at any time by a vote of the Board of Trustees.

OTHER ELIGIBLE INVESTMENTS AND INVESTMENT TECHNIQUES

REAL ESTATE INVESTMENT TRUSTS ("REITS"). The Fund may invest up to 25% of its total assets in real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940 (the "1940 Act"). REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

   REITs  (especially  mortgage  REITs) are also subject to interest rate risks.
When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

FOREIGN SECURITIES. While there is no requirement to do so, the Fund generally limits its investments in foreign securities to no more than 25% of its total assets. To the extent that the Fund invests in securities issued by foreign companies, certain considerations and risks are involved which are not typically associated with investing in securities of U.S. companies. Foreign companies are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less publicly available information about foreign companies compared to reports and ratings published about U.S. companies. In addition, foreign securities markets have substantially less volume than U.S. markets and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the U.S. Dividends or interest paid by foreign issuers may be subject to withholding and other foreign taxes which will decrease the net return on such investments as compared to dividends or interest paid to the Fund by U.S. companies. Finally, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could adversely affect assets of the Fund held in foreign countries.

   The  value  of  foreign   securities  may  also  be  adversely   affected  by
fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. For example, the value of a foreign security held by the Fund as measured in U.S. dollars will decrease if the foreign currency in which the security is denominated declines in value against the U.S. dollar. In such event, this will cause an overall decline in the Fund's net asset value and may also reduce net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders of the Fund.

   The Fund may invest up to 10% of its total assets in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to: Argentina, Brazil, China, Chile, Columbia, Hungary, India, Indonesia, Israel, Jordan,
Mexico, Pakistan, Peru, the Philippines, Poland, Portugal, Morocco, Russia, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. These countries are currently included in the MSCI Emerging Markets Index. The Fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the Fund may invest in unquoted securities, including securities of issuers located in such emerging markets.

   Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above relating to investments in foreign countries, including the risks of nationalization or expropriation of assets, may be heightened. In addition to risks associated with investments in foreign private issuers, investments in foreign governmental securities entail risk that the foreign government will repudiate its underlying obligation or alter any favorable tax treatment associated with the obligation. It may be difficult to enforce outside the U.S. legal rights against foreign governments.

DEPOSITARY RECEIPTS. The Fund may hold securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments or other securities convertible into securities of eligible issuers. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

   ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

   For purposes of the Fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of the foreign issuers. The Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, not to exceed seven days, with broker-dealers and any member bank of the Federal Reserve System. The Board of Trustees of the Fund will review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. Such repurchase agreements will be fully collateralized with cash, U.S. Treasury and/or agency obligations or other high grade debt obligations with a market value of not less than 100% of the obligations, valued daily. Collateral will be held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price.

SECURITIES LENDING. The Fund may lend portfolio securities to member firms of the New York Stock Exchange (the "Exchange"). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms which have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time will the value of the securities loaned exceed 331/3% of the value of the Fund's total assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized with cash, U.S. Treasury and/or agency obligations or other high-grade debt obligations with a market value at least equal at all times to the amounts of its when-issued and delayed delivery commitments.

OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. The Fund, as a shareholder of the securities of other investment companies, will bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

WARRANTS. The Fund may invest in warrants as described in the SAI. Although the Fund does not have a formal percentage limitation on investing in warrants, it is not expected that PMC will invest more than 5% of the Fund's total assets in such securities.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities (i.e., securities that would be required to be registered prior to distribution to the public), including securities eligible for resale to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act of 1933, as amended ("1933 Act"). In addition, the Fund will not invest more than 15% of its net assets in illiquid securities, which includes repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities sold and offered under Rule 144A that are illiquid either as a result of legal or contractual restrictions or the absence of a trading market.

   The Board of Trustees of the Fund may adopt guidelines and delegate to PMC the daily function of determining and monitoring the liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities eligible for resale pursuant to Rule 144A will continue to develop, the Board of Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities.

   The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted to the extent that the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

OTHER INVESTMENT TECHNIQUES. In pursuit of its objective, the Fund may employ certain active investment management techniques including forward foreign currency exchange contracts, options and futures contracts on currencies, securities and securities indices and options on such futures contracts. These techniques may be employed in an attempt to hedge foreign currency and other risks associated with the Fund's portfolio securities. See the Appendix to this Prospectus and the SAI for a description of these investment practices and associated risks.

III. MANAGEMENT OF THE FUND

   The Board of Trustees of the Fund has overall responsibility for management and supervision of the Fund. The Board of Trustees meets at least quarterly. By virtue of the functions performed by PMC as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The SAI contains the names and general business and professional background of each Trustee and executive officer of the Fund.


   Investment advisory services are provided to the Fund by PMC pursuant to a management contract between PMC and the Fund. PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs. PMC is a wholly owned subsidiary of The Pioneer Group, Inc. ("PGI"), a publicly traded Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly owned subsidiary of PGI, is the principal underwriter of the Fund.

   Mr. David D. Tripple, President and Chief Investment Officer of PMC and Executive Vice President of the Fund, has general responsibility for PMC's investment operations and chairs a committee of PMC's equity managers which reviews PMC's research and portfolio operations, including those of the Fund. Mr. Tripple joined PMC in 1974.


Mr. Tripple is the Fund's Portfolio Manager and has been responsible for the day-to-day management of the Fund since its inception. Research, prospective investments and portfolio holdings of the fund are the responsibility of PMC's senior portfolio managers focusing on equity securities. Ms. Theresa Hamacher, Senior Vice President of PMC, oversees U.S. equity research and portfolio management. Dr. Norman Kurland, Vice President of PMC, is the senior member of the foreign equity team.

   In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109. In an effort to avoid conflicts of interest with the Fund, the Fund and PMC have adopted a Code of Ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the Fund and its shareholders in making personal securities transactions.

   Under the terms of its contract with the Fund, PMC assists in the management of the Fund and is authorized in its discretion to buy and sell securities for the account of the Fund. PMC pays all the expenses, including executive salaries and the rental of certain office space, related to its services for the Fund, with the exception of the following which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors;
(c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund; (d) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations, and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with regulatory agencies, individual states or blue sky securities agencies, territories and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with regulatory agencies; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the Fund who are not affiliated with or interested persons of PMC, the Fund (other than as Trustees), PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition to the expenses described above, the Fund shall pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party. Currently, the Fund pays the Plans' custodial fees. See "Plan Custodian" in the SAI.

   Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances in which two or more broker-dealers are in a position to offer comparable price and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of any Pioneer mutual fund or other funds for which PMC or any other affiliate or subsidiary serves as investment adviser or manager. See the SAI for a further description of PMC's brokerage allocation practices.

   As compensation for its management services and certain expenses which PMC incurs, PMC is entitled to a management fee equal to 0.75% per annum of the Fund's average daily net assets. The fee is normally computed daily and paid monthly. See "Expense Information" in this Prospectus and "Investment Adviser" in the SAI.

   John F. Cogan, Jr., Chairman and President of the Fund, Chairman and a Director of PFD and PMC and President and a Director of PGI, owned approximately 14% of the outstanding capital stock of PGI as of the date of this Prospectus.

   Brown Brothers Harriman & Co. (the "Custodian") serves as custodian of the Fund's portfolio securities and other assets. The principal business address of the mutual fund division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

Certain information technology experts currently predict the possibility of a widespread failure of computer systems and certain other equipment which will be triggered on or after certain dates -- primarily January 1, 2000 -- due to a systemic inability to process date-related information. This scenario, commonly known as the "Year 2000 Problem," could have an adverse impact on individuals and businesses, including the Fund and other mutual funds and financial organizations. PMC and its affiliates are taking steps believed to be adequate to address the Year 2000 Problem with respect to the systems and equipment controlled by the Fund's investment adviser, broker-dealer and transfer agent. In addition, other entities providing services to the Fund and its shareholders are being asked to provide assurances that they have undertaken similar measures with respect to their systems and equipment. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

IV. SHARE PRICE

   Shares of the Fund are offered to the general public only through the Plan, which purchases Fund shares at the net asset value per share. The net asset value per share of the Fund is determined by dividing the value of its assets, less liabilities attributable, by the number of shares outstanding. The net asset value is computed once daily, on each day the Exchange is open, as of the close of regular trading on the Exchange.

   Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates supplied by the Fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees. All assets of the Fund for which there is no other readily available valuation method may be valued at their fair value as determined in good faith by the Trustees.

V. SALE OF FUND SHARES

Shares of the Fund may be acquired by the general public only through the purchase of an interest in Pioneer Independence Plans. Shares of the Fund may, however, be purchased at net asset value by: (a) employer sponsored retirement plans established for the benefit of employees of PGI or employees of PGI's affiliates and (b) employer sponsored retirement plans established for the benefit of employees or affiliates of dealers which have entered into agreements with PFD to sell the Plans. There is no minimum initial or minimum subsequent investment amount.

   The Fund has entered into an agreement with PFD under which the Fund issues shares at the net asset value per share to State Street Bank and Trust Company as Custodian for the Plans. The Plan Custodian will generally hold all shares of the Fund on behalf of the Planholders in accordance with the terms of the applicable Plan Prospectus. A Planholder may own Fund shares directly: (a) if the Planholder has completed or terminated a Plan or (b) as a result of a partial withdrawal from a Plan (causing Fund shares to be transferred into a non-contributory account).

VI. DISTRIBUTION PLAN

   The Fund has adopted a Plan of Distribution (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution and service fees are paid.

   Pursuant to the Distribution Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Fund shares or to provide services to holders of Fund shares and Plans, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses: (i) a service fee to be paid to qualified broker-dealers and (ii) reimbursement to PFD for expenses incurred in providing services to Fund shareholders, including Planholders, and supporting broker-dealers in their efforts to provide such services. Service fees are not paid to dealers on assets of the Fund that are not acquired through the purchase of a Plan.

   Expenditures of the Fund pursuant to the Distribution Plan are accrued daily and may not exceed 0.25% of the Fund's average daily net assets. The
Distribution Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund. The Distribution Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the Fund is first invoiced for an expense.

VII. DIVIDENDS, DISTRIBUTIONS AND TAXATION

   The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it will not pay federal income tax on income and capital gains distributed to shareholders as required under the Code.

   Under the Code, the Fund will be subject to a nondeductible federal 4% excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

   The Fund makes distributions to shareholders from its net realized long-term capital gains, if any, annually, usually in December. Income dividends, and distributions from net realized short-term capital gains, if any, are paid to shareholders annually, usually in the month of December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid federal income or excise tax. Generally, dividends from the Fund's net investment income, market discount income, net short-term capital gains, and certain net foreign exchange gains are taxable under the Code as ordinary income, and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains.The Fund's distributions of long-term capital gains to individuals or other noncorporate taxpayers are subject to different maximum tax rates (which will be indicated in the annual tax information the Fund provides to shareholders), depending generally upon the sources of, and the Fund's holding period for the assets that produce, the gains.


   Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. For federal income tax purposes, all dividends are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. Information as to the federal tax status of dividends and distributions will be provided to shareholders annually. For further information on the distribution options, see "Distribution Options" below. Planholders should consult the Plan Prospectus for more information.

   The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e. U.S. citizens or residents, or U.S. corporations, partnerships, trusts or estates and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment that is not described above. You should consult your own tax adviser regarding state, local and other applicable tax laws, including the application of the federal tax legislation and regulations referred to above in their particular circumstances.

   Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the Fund exchanged and a purchase of shares in another Pioneer mutual fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.

VIII. SHAREHOLDER SERVICES

   The following services are available only if you hold shares of the Fund directly. For more detailed information, consult the SAI or call Pioneering Services Corporation ("PSC") at 1-800-225-6541.

   PSC is the shareholder services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109. Inquiries relating to a Pioneer Independence Plans should be mailed to Boston Financial Data Services, Inc., the Plans' transfer agent, P.O. Box 8330, Boston, Massachusetts 02266-8300. Inquiries relating to Fund shares should be mailed to Pioneering Services Corporation, Attn: Pioneer Independence Fund, P.O. Box 9150, Boston, Massachusetts 02205-8573.

SELLING FUND SHARES. You can arrange to sell (redeem) Fund shares on any day the Exchange is open by selling either some or all of your shares to the Fund. Your shares will be sold at the share price next calculated after your request is received in good order as described below. Sale proceeds generally will be sent to you by check, bank wire or electronic funds transfer, normally within seven days after your order is received in good order. The Fund reserves the right to withhold payment of the sale proceeds until checks received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date. For more information, contact PSC at 1-800-225-6541.

   You may sell your shares by delivering a written request, signed by all registered owners, in good order to PSC. Your written request must include a signature guarantee, if : (i) you wish to sell over $100,000 worth of shares,
(ii) your account  registration  or address has changed within the last 30 days,
(iii) the check is not being mailed to the address on your account (address of record), (iv) the check is not being made out to the account owners, or (v) the sale proceeds are being transferred to a Pioneer mutual fund account with a different registration.

   Your request should include your name, the Fund's name, your fund account number, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Unless instructed otherwise, PSC will send the proceeds of the sale to the address of record. Fiduciaries and corporations are required to submit additional documents.

  Written requests will not be processed until they are received in good order by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, any certificates are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax").

   You may also arrange to redeem your Fund shares by telephone or by fax. Consult the Fund's SAI or call PSC at 1-800-225-6541 for more information.

   Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

   Planholders who have redeemed shares under "Cancellation and Refund Rights" in the Plan Prospectus, may not reinstate at net asset value the proceeds from such a cancellation or refund until all refunded creation and sales charges included in the cancellation have first been deducted in full from the amount being replaced. To withdraw or redeem shares from a Plan, see the Plan Prospectus.

EXCHANGING FUND SHARES. The exchange privilege, as described in the SAI, is automatically available to you only if you own Fund shares directly. Directly held Fund shares may be exchanged at net asset value, without a sales charge, for the Class A shares of another Pioneer mutual fund, subject to certain limitations. Exchanges may be made by written request to PSC, by phone at 1-800-225-4321 or by fax at 1-617-422-4245. Fund shares exchanged for shares of another Pioneer mutual fund may not be exchanged back to Pioneer Independence Fund.

MINIMUM ACCOUNT VALUE. The minimum account value is $500. If you request a redemption or an exchange of Fund shares that will result in an account with a net asset value of less than $500, the Fund may redeem or exchange all of the Fund shares held in this account.

VOLUNTARY TAX WITHHOLDING. You may request (in writing) that PSC withhold 28% of the dividends and capital gains distributions paid from your account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.

CONFIRMATION STATEMENTS, FINANCIAL REPORTS AND TAX INFORMATION

   PSC  maintains  an  account  for  each   shareholder   and  all   shareholder
transactions are recorded in this account. Confirmation statements showing details of transactions are sent to shareholders as transactions occur. As a shareholder, you will receive financial reports at least semiannually. In January of each year, the Fund will mail you information about the tax status of dividends and distributions.

DISTRIBUTION  OPTIONS

   Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option by writing to PSC. See the SAI for more information.

IX. THE FUND

    The Fund, a diversified open-end management investment company (commonly referred to as a mutual fund), was established as a Delaware business trust on December 8, 1997. The Fund has authorized an unlimited number of shares of beneficial interest. As an open-end investment company, the Fund continuously offers its shares to the general public only through Pioneer Independence Plans. Under normal conditions the Fund must redeem its shares upon the demand of any shareholder at the then current net asset value per share. The Fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

    The Fund reserves the right to create and issue additional series of shares. Currently the Fund consists of one series, the Fund. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Fund, or any additional series of the Fund, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of one class of shares. Each share represents an equal proportionate interest in the Fund with each other share. Shareholders who hold Fund shares directly are entitled to one vote for each share held and may vote in the election and removal of Trustees and on other matters submitted to shareholders. The Plan Custodian will vote Fund shares held through the Plans as described in the Plan Prospectus.


   In addition to the requirements under Delaware law, the Fund's Declaration of Trust provides that a shareholder of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

    When issued and paid for in accordance with the terms of the Prospectus and SAI, shares of the Fund are fully-paid and non-assessable. Fund shares will remain on deposit with the Fund's transfer agent or the Plans' Custodian and certificates will not normally be issued. In the event certificates are issued, the Fund reserves the right to charge a fee for such certificates. In order to supply the Fund with capital, PFD, through a Plan, beneficially owned 100% of the Fund's issued and outstanding shares immediately prior to effectiveness of the Fund's registration statement. The Fund expects to have significant assets in comparison to PFD's initial investment soon after effectiveness and therefore PFD may no longer control the Fund.

X. INVESTMENT RESULTS

   The average annual total return (for a designated period of time) on an investment in the Fund may be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return is computed in accordance with the SEC's standardized formula. The calculation assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. The Fund's total return quotations will not reflect the effect of paying the creation and sales charges associated with the purchase of shares of the Fund through the Plan. Returns would be lower if creation and sales charges were taken into consideration. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares, if shorter) through the most recent calendar quarter.

   One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

   Other investments or savings vehicles and/or unmanaged market indices, indicators of economic activity or averages of mutual funds results may be cited or compared with the investment results of the Fund. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced.

   The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the SAI.

APPENDIX--CERTAIN INVESTMENT PRACTICES

   This Appendix provides a brief description of certain investment techniques that the Fund may employ. For a more complete discussion of these and other practices, see "Investment Policies and Restrictions" in the SAI.

OPTIONS ON SECURITIES AND SECURITIES INDICES

   The Fund may purchase put and call options on indices that are based on securities in which it may invest to manage cash flow and to manage its exposure to foreign and domestic stocks or stock markets instead of, or in addition to, buying and selling stock. The Fund may also purchase options in order to hedge against risks of market-wide price fluctuations.

   The Fund may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a security or securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the price of the security or the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

   The Fund may purchase call options on securities or securities indices in order to remain fully invested in a particular stock market or to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a security or securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the price of the security or the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the price of the security or the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

   The Fund may sell an option it has purchased or a similar option prior to the expiration of the purchased option in order to close out its position in an option which it has purchased. The Fund may also allow options to expire unexercised, which would result in the loss of the premium paid.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

   The Fund has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency contracts to facilitate settlement of foreign securities transactions or to protect against changes in foreign currency exchange rates. The Fund might sell a foreign currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities in its portfolio or securities it intends or has contracted to sell or to preserve the U.S dollar value of dividends, interest or other amounts it expects to receive. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged foreign currency, it could also limit any potential gain which might result from an increase in the value of the currency. Alternatively, the Fund might purchase a foreign currency or enter into a forward purchase contract for the currency to preserve the U.S. dollar price of securities it is authorized to purchase or has contracted to purchase.

   If the Fund enters into a forward contract to buy foreign currency, the Fund will be required to place cash or high-grade liquid securities in a segregated account of the Fund maintained by the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract.

   The Fund may purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against exchange rate fluctuations.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

   To hedge against changes in securities prices, currency exchange rates or interest rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various stock and other securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging purposes only. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase currencies, require the Fund to segregate assets to cover such contracts and options.

LIMITATIONS AND RISKS ASSOCIATED WITH TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   Transactions involving options on securities and securities indices, futures contracts and options on futures and forward foreign currency exchange contracts involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged and (3) market risk that an incorrect prediction of securities prices or exchange rates by the Fund's investment adviser may cause the Fund to perform less favorably than if such positions had not been entered. The Fund will purchase and sell options that are traded only in a regulated market which is open to the public. Options, futures contracts and forward foreign currency exchange contracts are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. The Fund may not enter into futures contracts and options on futures contracts for speculative purposes. The percent of the Fund's assets that may be subject to futures contracts and options on such contracts entered into for bona fide hedging purposes or in forward foreign currency exchange contracts is 100%. The loss that may be incurred by the Fund in entering into future contracts and written options thereon and forward foreign currency exchange contracts is potentially unlimited. The Fund may not invest more than 5% of its total assets in financial instruments that are used for non-hedging purposes and which have a leverage effect.

   The Fund's transactions in options, forward foreign currency exchange contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Tax Status" in the SAI.

Pioneer Independence Fund
60 State Street
Boston, Massachusetts 02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC ACCOUNTANTS

ARTHUR ANDERSEN LLP


LEGAL COUNSEL
HALE AND DORR LLP

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

TRANSFER AGENT
PIONEERING SERVICES CORPORATION

60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6541



0298-4677
(C) Pioneer Funds Distributor, Inc.


                            PIONEER INDEPENDENCE FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION


                                 March 16, 1998

This Statement of Additional Information ("SAI") is not a Prospectus, but should be read in conjunction with the Prospectus ("Prospectus"), dated March 12, 1998, as supplemented or revised from time to time, of Pioneer Independence Fund (the "Fund"). A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6541 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109.


                                TABLE OF CONTENTS
                                                                      Page


 1.  Investment Policies and Restrictions.........................      2
 2.  Management of the Fund.......................................      9
 3.  Investment Adviser...........................................     13
 4.  Underwriting Agreement and Distribution Plan.................     13
 5.  Shareholder Servicing/Transfer Agent.........................     14
 6.  Plan Custodian...............................................     15
 7.  Custodian....................................................     15
 8.  Principal Underwriter........................................     15
 9.  Independent Public Accountants...............................     15
10.  Portfolio Transactions.......................................     16
11.  Tax Status...................................................     17
12.  Description of Shares........................................     20
13.  Certain Liabilities..........................................     21
14.  Letter of Intent.............................................     21
15.  How to Sell Fund Shares......................................     21
16.  How to Exchange Fund Shares..................................     22
17.  Systematic Withdrawal Plan...................................     24
18.  Determination of Net Asset Value.............................     25
19.  Investment Results...........................................     25
20.  Financial Statements.........................................     27
     Appendix A - Description of Short-Term Debt
          and Corporate Bond Ratings..............................     34
     Appendix B - Performance Statistics..........................     39
     Appendix C - Other Pioneer Information.......................     50

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
                 INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN
                              EFFECTIVE PROSPECTUS.

1.  INVESTMENT POLICIES AND RESTRICTIONS


The Fund's Prospectus presents the investment objectives and the principal investment policies of the Fund. Additional investment policies and a further description of some of the policies described in the Prospectus appear below. Capitalized terms not otherwise defined herein have the meaning given to them in the Prospectus.

The following policies and restrictions supplement those discussed in the Prospectus. Whenever an investment policy or restriction states a maximum percentage of the Fund's assets that may be invested in any security or presents a policy regarding quality standards, this standard or other restrictions shall be determined immediately after and as a result of the Fund's investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment objectives and policies.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements not exceeding seven days in duration. In a repurchase agreement, an investor (e.g., the Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. Repurchase agreements entered into by the Fund will be fully collateralized with cash, U.S. Treasury and/or U.S. government agency obligations or other high-grade liquid debt obligations with a market value of not less than 100% of the obligation, valued daily. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price or if the Fund is prevented from realizing the value of the collateral by reason of an order of a court with jurisdiction over an insolvency proceeding with respect to the other party to the repurchase agreement.


LENDING OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities to member firms of the Exchange, under agreements which would require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury and/or U.S. government agency obligations or other high-grade debt obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of any increase in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms which have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund's total assets.

RESTRICTED AND ILLIQUID SECURITIES

With respect to liquidity determinations generally, the Board of Trustees has the ultimate responsibility for determining whether specific securities, including Rule 144A securities, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to PMC, pursuant to guidelines reviewed by the Trustees. PMC takes into account a number of factors in reaching liquidity decisions. These factors may include but are not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes in the securities; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). PMC will monitor the liquidity of securities in the Fund's portfolio and report periodically on such decisions to the Trustees.

OTHER INVESTMENT COMPANIES

Under the 1940 Act, the Fund may not acquire the securities of other domestic or foreign investment companies or investment funds if, as a result, (i) more than 10% of the Fund"s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund"s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

OPTIONS ON SECURITIES AND SECURITIES INDICES

The Fund may purchase call and put options on securities and securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities which the Fund intends to buy. Securities index options will not be used for speculative purposes.

The Fund may only purchase and sell options that are traded only in a regulated market which is open to the public. Currently, options on stock indices are traded only on national securities exchanges or over-the-counter, both in the United States and in foreign countries. A securities index fluctuates with changes in the market values of the securities included in the index. For example, some stock index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index in the U.S., the Nikkei in Japan or the FTSE 100 in the United Kingdom.
 Index options may also be based on a narrower market index such as the S&P 100 or on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The Fund may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a security or securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the value of the security or securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the value of the security or securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

The Fund may purchase call options on securities and securities indices in order to remain fully invested in the stock market or to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a security or securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the value of other securities and securities indices above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the value of the security or securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

The Fund may sell the security or securities index option it has purchased or write a similar offsetting option in order to close out a position in an option which it has purchased. These closing sale transactions enable the Fund to immediately realize gains or minimize losses on their respective options positions. However, there is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, security or securities index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, or by restrictions that may be imposed by an exchange on opening or closing transactions, or both, which would disrupt trading in options on such security or securities indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that can not be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

In addition to the risks of imperfect correlation between the Fund's respective portfolio and the security or securities index underlying the option, the purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the security or the prices of the securities comprising the securities index on which the option is based.

FORWARD FOREIGN CURRENCY TRANSACTIONS

The Fund may engage in foreign currency transactions. These transactions may be conducted on a spot, i.e., cash basis, at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the Fund will invest as a hedge against possible variations in the foreign exchange rate between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's transactions in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund, accrued in connection with the purchase and sale of their portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur. The Fund will not attempt to hedge all of its foreign portfolio positions, and will enter into such transactions only to the extent, if any, deemed appropriate by the investment adviser. The Fund will not enter into speculative forward foreign currency contracts.

If the Fund enters into a forward contract to purchase foreign currency, the custodian bank will segregate cash or high grade liquid debt securities in a separate account in an amount equal to the value of the total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines, additional cash or securities will be placed in the accounts so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level they anticipate.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in securities prices, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities in which the Fund may invest, securities indices that are composed of securities in which the Fund may invest, and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price of portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of Pioneering Management Corporation ("PMC"), there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on securities and securities indices or other indices, the Fund may also enter into such futures contracts as part of their hedging strategies. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, PMC will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Fund may use options on futures contracts for bona fide hedging or non-hedging purposes as discussed below.

OTHER CONSIDERATIONS. The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund is not permitted to engage in speculative futures trading. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which the Fund expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the Fund's total assets. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code, for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transaction costs associated with futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The Fund has adopted certain additional investment restrictions which may not be changed without the affirmative vote of the holders of a "majority" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Fund's outstanding voting securities. The Fund may not:

         (1) Issue senior securities, except as permitted by the Fund's borrowing, lending and commodity restrictions and, for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements, fully covered reverse repurchase agreements, dollar rolls, swaps and any other financial transaction entered into pursuant to the Fund's investment policies as described in the Prospectus and this SAI and in accordance with applicable SEC pronouncements, as well as the pledge, mortgage or hypothecation of the Fund's assets within the meaning of the fundamental investment restriction regarding pledging, are not deemed to be senior securities.

         (2) Borrow money, except from banks as a temporary measure to facilitate the meeting of redemption requests or for extraordinary emergency purposes and except pursuant to reverse repurchase agreements and dollar rolls and then only in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income.

         (3) Guarantee the securities of any other company, or mortgage, pledge, hypothecate or assign or otherwise encumber as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing thereby secured.

         (4) Act as an underwriter, except as it may be deemed to be on underwriter in a sale of restricted securities held in its portfolio.

         (5) Invest in real estate, commodities or commodity contracts, except that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, financial futures contracts and related options and in any other financial instruments which may be deemed to be commodities or commodity contracts in which the Fund is not prohibited from investing by the Commodity Exchange Act and the rules and regulations thereunder.

         (6) Make loans, except by the purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements or through the lending of portfolio securities, in each case only to the extent permitted by the Prospectus and this SAI .


         (7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if


                  (a) such purchase would cause more than 5% of the Fund's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

It is the fundamental policy of the Fund not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the staff of the SEC, the Fund's investments are concentrated in a particular industry if such investments aggregate 25% or more of the Fund's total assets. The Fund's policy does not apply to investments in U.S. government Securities.

The Fund does not intend to enter into any reverse repurchase agreements or dollar rolls, lend portfolio securities or invest in securities index put and call warrants, as described in fundamental investment restrictions (1), (2) and
(6) above, during the coming year. In addition, in compliance with an informal position taken by the staff of the SEC regarding leverage, the Fund will not purchase securities during the coming year at any time that outstanding borrowings exceed 5% of the Fund's total assets.

2.  MANAGEMENT OF THE FUND

The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act.

JOHN F. COGAN, JR.*, Chairman of the Board, President and Trustee,
DOB:  June 1926
         President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC"); Pioneer Real Estate Advisors, Inc., Pioneer Forest, Inc., Pioneer Explorer, Inc., Pioneer Management (Ireland) Ltd. ("PMIL") and Closed Joint Stock Company "Forest-Starma"; President and Director of Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega"); Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH, Pioneer First Polish Trust Fund Joint Stock Company, S.A. and Pioneer Czech Investment Company, A.S.; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central & Eastern Europe Fund Plc and Pioneer U.S. Real Estate Fund Plc; and Partner, Hale and Dorr LLP (counsel to PGI and the Fund).

MARY K. BUSH, Trustee, DOB:  April 1948
4201 Cathedral Avenue, NW, Washington, DC  20016
         President, Bush & Co., an international financial advisory firm; Director and Trustee of Mortgage Guaranty Insurance Corporation, Novecon Management Company, Hoover Institution, Folger Shakespeare Library, March of Dimes, Project 2000, Inc. (a not-for-profit educational organization), Small Enterprise Assistance Fund and Wilberforce University; Advisory Board Member, Washington Mutual Investors Fund, a registered investment company; and Trustee of all the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

RICHARD H. EGDAHL, M.D., Trustee, DOB:  December 1926
Boston University Health Policy Institute, 53 Bay State Road, Boston, MA  02115
         Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; Director, Boston University Health Policy Institute and Boston University Medical Center; Executive Vice President and Vice Chairman of the Board, University Hospital; Academic Vice President for Health Affairs, Boston University; Director, Essex Investment Management Company, Inc. (investment adviser), Health Payment Review, Inc. (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), Peer Review Analysis, Inc. (health care facilities firm) and Springer-Verlag New York, Inc. (publisher); Honorary Trustee, Franciscan Children's Hospital; and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, Trustee, DOB:  May 1947
The Keep, P.O. Box 110, Little Deer Isle, ME  04650
         Founding Director, The Winthrop Group, Inc. (consulting firm); Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology and Associate Dean, Boston University School of Management from 1989 to 1993; and Trustee of all the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, Trustee, DOB:  July 1917
6363 Waterway Drive, Falls Church, VA  22044
         Professor Emeritus, George Washington University; Director, American Productivity and Quality Center; Adjunct Scholar, American Enterprise Institute; Economic Consultant; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, Trustee, DOB:  May 1948
One Boston Place, Suite 2635, Boston, MA  02108
         President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Governors of the Investment Company Institute; and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, Trustee and Executive Vice President, DOB:  February 1944
         Executive  Vice  President  and a  Director  of PGI;  President,  Chief
Investment Officer and a Director of PMC; Director of PFD, PCC, PIntl, First Russia, Omega, Pioneer SBIC Corporation ("Pioneer SBIC"), PMIL, Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central and Eastern Europe Fund Plc and Pioneer U.S. Real Estate Fund Plc; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, Trustee, DOB:  September 1928
125 Broad Street, New York, NY 10004
         Partner, Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds); and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, Trustee, DOB:  June 1936
One North Adgers Wharf, Charleston, SC  29401
         President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp. (energy sales, services and distribution); Trustee of Alliance Capital Reserves, Alliance Government Reserves and Alliance Tax Exempt Reserves; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

WILLIAM H. KEOUGH, Treasurer, DOB:  April 1937
         Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC; and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, Secretary, DOB:  August 1946
         Corporate Secretary of PGI and most of its subsidiaries; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.

ERIC W. RECKARD, Assistant Treasurer, DOB:  June 1956
         Manager of Fund Accounting of PMC since May 1994; Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994; and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, Assistant Secretary, DOB:  March 1964
         General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC; and junior partner of Hale and Dorr LLP prior to 1995.

The Fund's Declaration of Trust (the "Declaration") provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

The expense of organizing the Fund and initially registering its shares under federal and state securities laws are being charged to the Fund's operations, as an expense, over a period not to exceed 60 months from the Fund's inception date. If any of the original shares are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata shares is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly-owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional accounts.

The table below lists all the Pioneer U.S. mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                          Investment           Principal
Fund Name                                   Adviser           Underwriter


Pioneer International Growth Fund             PMC                 PFD
Pioneer Europe Fund                           PMC                 PFD
Pioneer World Equity Fund                     PMC                 PFD
Pioneer Emerging Markets Fund                 PMC                 PFD
Pioneer India Fund                            PMC                 PFD
Pioneer Capital Growth Fund                   PMC                 PFD
Pioneer Mid-Cap Fund                          PMC                 PFD
Pioneer Growth Shares                         PMC                 PFD
Pioneer Small Company Fund                    PMC                 PFD
Pioneer Micro-Cap Fund                        PMC                 PFD
Pioneer Independence Fund                     PMC                 PFD
Pioneer Gold Shares                           PMC                 PFD
Pioneer Equity-Income Fund                    PMC                 PFD
Pioneer Fund                                  PMC                 PFD
Pioneer II                                    PMC                 PFD
Pioneer Real Estate Shares                    PMC                 PFD
Pioneer Balanced Fund                         PMC                 PFD
Pioneer Short-Term Income Trust               PMC                 PFD
Pioneer America Income Trust                  PMC                 PFD
Pioneer Bond Fund                             PMC                 PFD
Pioneer Intermediate Tax-Free Fund            PMC                 PFD
Pioneer Tax-Free Income Fund                  PMC                 PFD
Pioneer Cash Reserves Fund                    PMC                 PFD
Pioneer Interest Shares                       PMC               Note 1
Pioneer Variable Contracts Trust              PMC               Note 2

------------------------------------
Note 1 This fund is a closed-end fund.

Note 2 This is a series of ten separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.

------------------------------------

To the knowledge of the Fund, no officer or trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI on the date of this SAI , except Mr. Cogan who then owned approximately 14% of such shares.

COMPENSATION OF OFFICERS AND TRUSTEES

The Fund pays no salaries or compensation to any of its officers. The Fund will pay an annual trustees' fee to each Trustee who is not affiliated with PGI, PMC, PFD or PSC consisting of two components: (1) a base fee of $500 and (b) a variable fee, calculated on the basis of the average net assets of the Fund. In addition, the Fund will pay a per meeting fee to each Trustee who is not affiliated with PGI, PMC, PFD or PSC and pays an annual trustees' fee of $500 plus expenses to each Trustee affiliated with PGI, PMC, PFD or PSC. The Fund also will pay an annual committee participation fee to Trustees who serve as members of committees established to act on behalf of one or more of the Pioneer mutual funds. Committee fees will be allocated to the Fund on the basis of the Fund's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds will receive an annual fee equal to 10% of the aggregate annual trustee's fee, except the Committee Chair who will receive an annual trustee's fee equal to 20% of the aggregate annual trustee's fee. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Boards of Trustees for the Pioneer mutual funds, will receive an annual fee equal to 5% of the annual trustee's fee, except the Committee Chair who will receive an annual trustee's fee equal to 10% of the annual trustee's fee. Each Trustee who is not affiliated with PGI, PMC, PFD or PSC also receives $375 per meeting for attendance at meetings of the Non-Interested Trustees Committee, except for the Committee Chair who will receive an additional $375 per meeting. Any such fees and expenses paid to affiliated or interested persons of PGI, PMC, PFD or PSC are reimbursed to the Fund under its Management Contract.

The following table sets forth certain information with respect to the estimated compensation of each Trustee of the Fund for the fiscal year ending December 31, 1998:


                                               Pension or
                                               Retirement             Total
                              Estimated        Benefits            Compensation
                              Aggregate        Accrued as         from Fund and
                            Compensation        Part of           Other Pioneer
Name of Trustee             from the Fund*   Fund's Expenses      Mutual Funds**

John F. Cogan, Jr.              $  500               0              $ 12,000
Mary K. Bush                     1,175               0                30,000
Richard H. Egdahl, M.D.          1,307               0                62,000
Margaret B.W. Graham             1,259               0                60,000
John W. Kendrick                 1,175               0                55,880
Marguerite A. Piret              1,683               0                80,000
David D. Tripple                   500               0                12,000
Stephen K. West                  1,344               0                63,800
John Winthrop                    1,457               0                69,000
                               $10,500                              $444,600

 *       As of Fund's fiscal year ending December 31, 1998 (estimated).
 **      For the calendar year ending  December 31, 1998 (estimated).

3. INVESTMENT ADVISER

The Fund has contracted with PMC, 60 State Street, Boston, Massachusetts 02109, to act as its investment adviser. A description of the services provided to the Fund under its management contract and the expenses paid by the Fund under the contract is set forth in the Prospectus under the caption "Management of the Fund."

The term of the management contract is one year and is renewable annually by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party upon 60 days' written notice by vote of the Board of Directors or Trustees or a majority of the outstanding voting securities. Pursuant to the management contract, PMC will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of PMC. PMC, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the respective management contract.

As compensation for its management services and expenses incurred, PMC is entitled to a management fee from the Fund at the rate of 0.75% per annum of the Fund's average daily net assets. The fee is normally computed and accrued daily and paid monthly. PMC has agreed not to impose all or a portion of its management fee and to make other arrangements, if necessary, to limit expenses for the Fund to 1.50% of average daily net assets. This agreement is temporary and voluntary and may be terminated at any time by PMC. See "Expense Information" in the Prospectus.

4. UNDERWRITING AGREEMENT AND DISTRIBUTION PLANS

The Fund has entered into an Underwriting Agreement with PFD. The Underwriting Agreement will continue from year to year if annually approved by the Trustees. The Underwriting Agreement provides that PFD will bear expenses for the distribution of the Fund's shares, except for expenses incurred by PFD for which it is reimbursed by the Fund under the distribution plan (discussed below). PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services performed for the Fund. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal and state securities law and the laws of certain foreign countries. The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Fund.

The Fund has adopted a plan of distribution (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution and service fees are paid.

Pursuant to the Distribution Plan the Fund may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plan" in the Prospectus. The expenses of the Fund pursuant to the Distribution Plan are accrued on a fiscal year basis and may not exceed, with respect to Fund shares, the annual rate of 0.25% of the Fund's average annual net assets.

In accordance with the terms of the Distribution Plan, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the Distribution Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Distribution Plan, they will consider the continued appropriateness and the level of reimbursement or compensation the Distribution Plan provides.

No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Distribution Plan except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Distribution Plan by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

The Distribution Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom had or have any direct or indirect financial interest in the operation of the Plans), cast in person at a meeting called for the purpose of voting on the Distribution Plan. In approving the Distribution Plan, the Trustees identified and considered a number of potential benefits which the Distribution Plan may provide. The Board of Trustees believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its current and future shareholders. Under its terms, the Distribution Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Distribution Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund. Material amendments of the Distribution Plan must also be approved by the Trustees in the manner described above. The Distribution Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Distribution Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). A Distribution Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

5.  SHAREHOLDER SERVICING/TRANSFER AGENT

The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the Fund. This contract may be terminated without penalty by either party upon 90 days' written notice.

Under the terms of its contract with the Fund, PSC services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining account records and responding to shareholder inquiries.

PSC receives an annual fee of $22.75 for each shareholder account from the Fund as compensation for the services described above. PSC is also reimbursed by the Fund for its cash out-of-pocket expenditures. The annual fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies. The Fund may compensate entities which have agreed to provide certain sub-accounting services, such as specific transaction processing or recordkeeping services. Any such payments by the Fund would be in lieu of the per account fee which would otherwise be paid by the Fund to PSC.

6. PLAN CUSTODIAN

Shares of the Fund are offered to the general public and may only be acquired by the general public through investments in Pioneer Independence Plans (the "Plans"). The Fund will voluntarily pay certain Plan custodial fees to State Street Bank and Trust Company, custodian for the Plans, which would otherwise be charged to the Plans or the Planholders, or deducted from Fund dividends and/or distributions. Although there is no current intention to do so, the Fund and the sponsor of the Plans, PFD, have reserved the future right to cause deductions against the Plans, the Planholders, and Fund dividends and/or distributions to compensate State Street Bank and Trust Company for its custodial services to the Plans.

7. CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 is the custodian (the "Custodian") of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as a principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company.

8. PRINCIPAL UNDERWRITER

PFD, 60 State Street, Boston, Massachusetts 02109 serves as the principal underwriter for the Fund in connection with the continuous offering of Fund shares.

The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger, or other acquisition of portfolio securities.

9. INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen, LLP, 225 Franklin Street, Boston, Massachusetts 02110 is the Fund's independent public accountants, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

10. PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the Fund's management contract. In selecting brokers-dealers, PMC will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any broker-dealer spreads.

PMC may select broker-dealers which provide brokerage and/or research services to the Fund and/or other investment companies managed by PMC. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock price quotation services; furnishing analyses, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; comparative fund statistics and credit rating service information and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of broker-dealers who provide such services on a regular basis. However, because it is anticipated that many transactions on behalf of the Fund and other investment companies managed by PMC are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided.

The research received from broker-dealers may be useful to PMC in rendering investment management services to the Fund as well as other investment companies or other accounts managed by PMC, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other PMC clients may be useful to PMC in carrying out its obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables PMC to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by PMC. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

The Trustees will periodically review PMC's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

In addition to the Fund, PMC acts as investment adviser to other Pioneer mutual funds and certain private accounts with investment objectives similar to those of the Fund. Securities may meet the investment objective of the Fund, such other funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Fund, another mutual fund in the Pioneer group or a private account managed by PMC may not be able to acquire as large a position in such security as it desires, it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund or the account. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.

11. TAX STATUS AND DIVIDENDS

It is the Fund's intention to meet the requirements of Subchapter M of the Code, for qualification as a regulated investment company. These requirements relate to the sources of the Fund's income, the diversification of its assets, and the timing of its distributions. If the Fund meets all such requirements and distributes to its shareholders at least annually all investment company taxable income and net capital gain, if any, which it receives, the Fund will be relieved of the necessity of paying federal income tax.

In order to qualify under Subchapter M, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain diversification and income distribution requirements.

Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain foreign exchange gains, are taxable as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, whether received in cash or reinvested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "1997 TRA") on August 5, 1997, gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the 1997 TRA that (subject to possible modification by future "technical corrections" legislation) enables the Fund to pass through to its shareholders the benefits of the capital gains tax rates enacted in the 1997 TRA. The Fund will provide appropriate information to its shareholders about its distributions, including the tax rate(s) applicable to its distributions from its long-term capital gains, in accordance with this and any future guidance. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances. The federal income tax status of all distributions will be reported to shareholders annually.

Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.


Foreign exchange gains and losses realized by the Fund in connection with transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under future regulations, such transactions that are not directly related to the Fund's investments in stock or securities (or its options or futures contracts with respect to stock or securities) may need to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

If the Fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to such Fund and are not expected to be distributed as such to shareholders.

At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by Fund on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the investment.

Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the character of and tax rate applicable to any gains or losses recognized in such transactions under the new rate structure enacted in the 1997 TRA or, if applicable, prior law.

Any loss realized by a shareholder upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Fund shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment in the fund at net asset value, the sales charge paid on such shares is not included in their tax basis under the Code and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on certain redemptions may be disallowed under "wash sale" rules in the event of other investments in the same Fund within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other sale of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain foreign currency forward contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization as long-term or short-term of some capital gains and losses realized by the Fund. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988, as described above, and may accordingly produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, or other transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received. Losses on certain options, futures and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, and straddles may affect the amount, timing and character of the Fund's income and loss and hence of its distributions to shareholders.

For purposes of the 70% dividends-received deduction available to corporations under the Code, dividends received by the Fund from U.S. domestic corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) held in an unleveraged position and distributed and designated by the Fund may be treated as qualifying dividends. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions that diminish risk of loss, with respect to their Fund shares and, if they borrow to acquire Fund shares, may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends, and the proceeds of redemptions (including exchanges) and repurchases, to shareholders who have not complied with Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate W-9 Forms, that their Social Security or other Taxpayer Identification Number is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. The description does not address the special tax rules applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% U.S. withholding tax (or withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

12. DESCRIPTION OF SHARES

The Declaration permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the Fund consists of only one series. The Trustees may establish additional series of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of one class of shares of the Fund. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

Shareholders  are  entitled  to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees.

The shares of the Fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the Fund vote together as a class on matters that affect all series of the Fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Fund's Declaration without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Fund, except as stated below.

13. CERTAIN LIABILITIES

As a Delaware business trust, the Fund's operations are governed by its Declaration dated December 8, 1997. A copy of the Fund's Certificate of Trust, also dated December 8, 1997, is on file with the office of the Secretary of State of Delaware. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the Fund is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the trust's shareholders could become subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees, (ii) provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund and (iii) provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Fund's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

The Declaration further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

14.  LETTER OF INTENT

The Letter of Intent ("LOI") procedure may not be used for shares of the Fund. An LOI may, however, be used in connection with the purchases of shares of other Pioneer mutual funds. Please consult the prospectus of the Pioneer mutual fund whose shares you wish to purchase pursuant to an LOI for more information.

15. HOW TO SELL FUND SHARES

THE FOLLOWING INFORMATION IS APPLICABLE ONLY IF YOU OWN FUND SHARES DIRECTLY. TO WITHDRAW OR REDEEM SHARES FROM A PLAN, SEE THE PLAN PROSPECTUS.

You can arrange to sell (redeem) Fund shares on any day the Exchange is open by selling either some or all of your shares to the Fund.

You may sell your shares either through your broker-dealer or directly to the Fund. Please note the following:

o If you are selling shares from a retirement account, other than an IRA, you must make your request in writing (except for exchanges to other Pioneer mutual funds which can be requested by phone or in writing). Call 1-800-225-6541 for more information.
o If you are selling shares from a non-retirement account or IRA, you may use any of the methods described below.

       In Writing. As described in the Prospectus, you may sell your shares by delivering a written request, signed by all registered owners, in good order to PSC, however, you must use a written request, including a signature guarantee, to sell your shares if any of the following situations applies:

o     you wish to sell over $100,000 worth of shares,
o     your account  registration or address has changed within the last 30 days,
o the check is not being mailed to the address on your account (address of record),
o     the check is not being made out to the  account  owners, or
o the sale proceeds are being transferred to a Pioneer mutual fund account with a different registration.

       By Telephone or Fax. Your account is automatically authorized to have the telephone redemption privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. The telephone redemption option is not available to retirement plan accounts, except IRAs. A maximum of $100,000 per account per day may be redeemed by telephone or fax and the proceeds may be received by check or by bank wire or electronic funds transfer. To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or electronic funds transfer: the proceeds must be sent to the bank wire address of record which must have been properly pre-designated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax, send your redemption request to 1-800-225-6541. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions" below. Telephone redemptions will be priced as described above. You are strongly urged to consult with your financial representative prior to requesting a telephone redemption.

       Selling Shares Through Your Broker-Dealer. The Fund has authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers and reserves the right to terminate this procedure at any time. Your broker-dealer must receive your request before the close of business on the Exchange and transmit it to PFD before PFD's close of business to receive that day's redemption price. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.

16. HOW TO EXCHANGE FUND SHARES

The following information is applicable only if you own shares directly.

Written Exchanges. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the Pioneer mutual fund out of which you wish to exchange and the name of the Pioneer mutual fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.

Telephone Exchanges. Your account is automatically authorized to have the telephone exchange privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each voice-requested or FactFoneSM telephone exchange request will be recorded. You are strongly urged to consult with your financial representative prior to requesting a telephone exchange. See "Telephone Transactions and Related Liabilities" below.

Automatic Exchanges. You may automatically exchange shares from one Pioneer mutual fund account for shares of the same Class in another Pioneer mutual fund account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the day of the month designated on your Account Application or Account Options Form.

General. Exchanges must be at least $1,000. You may exchange your investment from one Class of Fund shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer mutual fund. Not all Pioneer mutual funds offer more than one Class of shares. A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account.

Shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of an exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.

Exchange requests received by PSC before 4:00 p.m. Eastern time will be effective on that day if the requirements above have been met, otherwise, they will be effective on the next business day. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the Fund exchanged and a purchase of shares in another Pioneer mutual fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.

You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For the protection of the Fund's performance and shareholders, the Fund and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.

TELEPHONE TRANSACTIONS

Your account is automatically authorized to have telephone transaction privileges unless you indicate otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange Fund shares by telephone. For personal assistance, call 1-800-225-6541 between 8:00 a.m. and 9:00 p.m. Eastern time on weekdays. See "How to Buy Fund Shares" in the Prospectus, "How to Sell Fund Shares" in the Prospectus and this SAI and "How to Exchange Fund Shares" in this SAI for more information. Computer-assisted transactions are available to shareholders who have pre-recorded certain bank information (see FactFoneSM). You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. To confirm that each transaction instruction received by telephone is genuine, the Fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Fund, PSC or PFD will be responsible for the authenticity of instructions received by telephone, therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.

17. SYSTEMATIC WITHDRAWAL PLAN

The use of a Systematic Withdrawal Plan ("SWP") will be limited for this Fund because you may not purchase additional Fund shares except through the Plans.

A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of a Pioneer mutual fund deposited by the applicant under the SWP. The applicant must deposit or purchase for deposit with PSC shares of the Pioneer mutual fund having a total value of not less than $10,000. Periodic checks of $50 or more will be deposited monthly or quarterly directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by him monthly or quarterly.

Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.


SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. Redemptions are taxable transactions to shareholders. I n addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.

18.  DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of the Fund is determined as of the close of regular trading on the Exchange) (currently 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this SAI , the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The Fund is not required to determine its net asset value per share on any day in which no purchase orders for the shares of the Fund become effective and no shares are tendered for redemption.

The net asset value per share of each class of the Fund is computed by taking the value of all of the Fund's assets attributable to a class, less the Fund's liabilities attributable to a class, and dividing it by the number of outstanding shares of the class. For purposes of determining net asset value, expenses of the classes of the Fund are accrued daily. Currently the Fund is comprised of one class of shares.

Securities that have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (excluding those whose trading has been suspended) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees.

The Fund's shares are offered at net asset value without the imposition of an initial sales charge.

19. INVESTMENT RESULTS

QUOTATIONS, COMPARISONS, AND GENERAL INFORMATION

From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared to that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, total return of the Fund's classes may be compared to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), an index of unmanaged groups of common stock; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; or Russell U.S. Equity Indexes or the Wilshire Total Market Value Index which are recognized unmanaged indexes of broad based common stocks.

In addition, the performance of the classes of the Fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal, and Worth may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper Analytical Services, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

In addition, from time to time, quotations from articles from financial publications such as those listed above may be used in advertisements in sales literature, or in reports to shareholders of the Fund.

The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the Fund since the Fund's inception.

In presenting investment results, the Fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

One of the primary methods used to measure the performance of a class of the Fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the Fund, over any period up to the lifetime of that class of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages.

Past performance cannot guarantee any particular future result.

The Fund's average annual total return quotations for each of its classes as that information may appear in the Fund's Prospectus, this SAI or in advertising are calculated by standard methods prescribed by the SEC.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS

Average annual total return quotations for shares of the Fund are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:
                                  n
                            P(1+T) = ERV

Where:            P        =        a hypothetical initial payment of $1,000

                  T        =        average annual total return

                  n        =        number of years

                  ERV      =        ending redeemable value of the hypothetical
                                    $1000 initial payment made at the
                                    beginning of the designated period (or
                                    fractional portion thereof)


For purposes of the above computation, it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class's mean account size.

Automated Information Line

FactFoneSM, Pioneer's 24-hour automated information line, allows shareholders to dial toll-free 1-800-225-4321 and hear recorded fund information, including:

         o    net asset value prices for all Pioneer mutual funds;

         o    annualized 30-day yields on Pioneer's fixed income funds;

         o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

         o dividends and capital gains distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

In addition, by using a PIN, shareholders may enter purchases, exchanges and redemptions, access their account balances and last three transactions and may order a duplicate statement. See "FactFoneSM" in the Prospectus for more information.

All  performance  numbers   communicated   through  FactFoneSM   represent  past
performance, and figures for all quoted bond funds include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Pioneer mutual fund shares (except for the Pioneer Cash Reserves Fund which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

20.  FINANCIAL STATEMENTS

The Form of Balance Sheet and the Form of Report of Independent Public Accountants included in this SAI have been included in reliance upon the report of Arthur Andersen, LLP, independent public accountants, as experts in accounting and auditing.

Pioneer Independence Fund
Balance Sheet
February 20, 1998


ASSETS:
    Cash                                              $    100,000
    Deferred organization costs                             51,077
                                                        ----------
        Total assets                                  $    151,077
                                                        ----------

LIABILITIES:
    Due to affiliates                                 $     47,077
    Accrued expenses                                         4,000
                                                        ----------
        Total liabilities                             $     51,077
                                                        ----------
NET ASSETS:
        Total net assets (consisting of paid-in
        capital for 10,000 shares outstanding)        $    100,000
                                                        ==========

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized with no
 par value, 10,000 fund shares outstanding)          $       10.00
                                                        ==========







               The accompanying notes are an integral part of this
                                 balance sheet.

Pioneer Independence Fund
Notes to Balance Sheet
February 20, 1998

1.  Organization
Pioneer Independence Fund (the Fund), organized as a Delaware business trust on December 8, 1997, is being registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation. The Fund is authorized to issue an unlimited number of shares. Shares of the Fund are offered publicly through Pioneer Independence Plans.

Since December 8, 1997, the Fund's activities have been limited to organizational matters with no operating activities. The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended. All of the initial Fund shares outstanding at February 20, 1998 are owned by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI).

2.  Organizational Costs
As of February 20, 1998, the Fund deferred organization-related costs of $51,077 which will be amortized on a straight-line basis over a period of up to five years. Included in due to affiliates are approximately $23,120 and $23,957 of such cost payable to PFD and Pioneering Management Corporation (PMC), respectively.

If any of the original shares are redeemed by PFD prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata shares will be derived by dividing the number of original shares by the total number of original shares outstanding at the time of redemption.

3.  Fund Shares
The Fund will record sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations will be absorbed by PFD.

4.  Management Contract
PMC, the Fund's investment adviser, will manage the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees will be calculated daily at the annual rate of 0.75% of the Fund's average daily net assets. Under the management contract, the cost of certain usual and customary expenses, including accounting, regulatory reporting and insurance premiums, will be paid by the Fund.

PMC has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit fund expenses to 1.50% of the Fund's average daily net assets. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

5.  Transfer Agent
Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, will provide substantially all transfer agent and shareholder services to the Fund at negotiated rates.

6.  Distribution Plans
The Fund has adopted a Plan of Distribution (the Plan) in accordance with Rule 12b-1 of the 1940 Act. Pursuant to the Plan, the Fund will pay PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Fund shares.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholder and the Board of Trustees of Pioneer Independence Fund:

We have audited the accompanying Balance Sheet of Pioneer Independence Fund (a Massachusetts trust) as of February 20, 1998. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Pioneer Independence Fund as of February 20, 1998, in conformity with generally accepted accounting principles.


                                                /s/ARTHUR ANDERSEN LLP
                                                ARTHUR ANDERSEN LLP




Boston, Massachusetts
February 24, 1998

                                   APPENDIX A

           DESCRIPTION OF SHORT-TERM DEBT AND CORPORATE BOND RATINGS1

MOODY'S INVESTORS SERVICE, INC. SHORT-TERM PRIME RATING SYSTEM
- TAXABLE DEBT AND DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well-established industries. High rates of return on funds employed.
         Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the Characteristics cited above but to a lesser degree.
 Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

MOODY'S CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A posses many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicated that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments are jeopardized.

PLUS (+) OR MINUS (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities;
obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


1 The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year-end.

                                   APPENDIX B


                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may also be used, if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the Fund, do not reflect past performance and do not guarantee future results.

S&P 500
This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P 500 includes 500 of the largest stocks (in terms of stock market value) in the U.S.

DOW JONES INDUSTRIAL AVERAGE
This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The 30 stocks represent about a fifth of the $8 trillion-plus market value of all U.S. stocks and about a fourth of the value of stocks listed on the New York Stock Exchange
(NYSE).

U.S. SMALL STOCK INDEX
This index is a market value weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over the counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION
The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES
The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

MERRILL LYNCH MICRO-CAP INDEX
The Merrill Lynch Micro-Cap Index represents the performance of 2,036 stocks ranging in market capitalization from $50 million to $220 million. Index returns are calculated monthly.

LONG-TERM U.S. GOVERNMENT BONDS
The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used and whose returns did not reflect potential tax benefits, impaired negotiability or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS
Total returns of intermediate-term government bonds after 1987 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1986 are obtained from the CRSP government bond file.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than five years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934 to 1942, almost all bonds with maturities near five years were partially or fully tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926 to 1933, there are few bonds suitable for construction of a series with a five-year maturity. For this period, five-year bond yield estimates are used.

MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI")
MSCI's international indices are based on the share prices of approximately 1,700 companies listed on stock exchanges in the 22 countries that make up the MSCI World Index. MSCI's emerging market indices are comprised of approximately 1000 stocks from 26 countries.

Countries in the MSCI EAFE Index are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom.

Countries in the MSCI Emerging Markets Free Index are: Argentina, Brazil, Chile, China Free, Czech Republic, Colombia, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea (at 50%), Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan (at 50%), Thailand Free, Turkey and Venezuela.

6-MONTH CDs
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS
Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds with at least 10 years to maturity. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

From 1926 to 1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 to 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers for 1969 to 1995. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926 to 1945, Standard & Poor's monthly high-grade corporate composite yield data were used, assuming a 4% coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Westerfield, Randolph W. Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30-DAY) TREASURY BILLS
For the U.S. Treasury Bill Index, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS
("NAREIT")EQUITY REIT INDEX
All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and NASDAQ. The data are market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL U.S. EQUITY INDEXES
The Russell 3000(R) Index (the "Russell 3000") is comprised of the 3,000 largest U.S. companies as determined by market capitalization representing approximately 98% of the U.S. equity market. The average market capitalization is approximately $2.8 billion. The Russell 2500TM Index measures performance of the 2,500 smallest companies in the Russell 3000. The average market capitalization is approximately $733.4 million, and the largest company in the index has an approximate market capitalization of $2.9 billion. The Russell 2000(R) Index measures performance of the 2,000 smallest stocks in the Russell 3000; the largest company in the index has a market capitalization of approximately $1.1 billion. The Russell 1000(R) Index (the "Russell 1000") measures the performance of the 1,000 largest companies in the Russell 3000. The average market capitalization is approximately $7.6 billion. The smallest company in the index has an approximate market capitalization of $1.1 billion. The Russell MidcapTM Index measures performance of the 800 smallest companies in the Russell 1000. The largest company in the index has an approximate market capitalization of $8.0 billion.

The Russell indexes are reconstituted annually as of July 1, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX
The Wilshire Real Estate Securities Index is a market capitalization weighted index of 120 publicly traded real estate securities, such as REITs, real estate operating companies ("REOCs") and partnerships.

The index contains performance data on five major categories of property: office, retail, industrial, apartment and miscellaneous. The companies in the index are 91.66% equity and hybrid REITs and 8.33% REOCs.

STANDARD & POOR'S MIDCAP 400 INDEX
The S&P 400 is a market-capitalization-weighted index. The performance data for the index were calculated by taking the stocks presently in the index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the S&P 400 five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

LIPPER BALANCED FUNDS INDEX
This index represents equally weighted performance, adjusted for capital gains distributions and income dividends, of approximately 30 of the largest funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

BANK SAVINGS ACCOUNT
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

Sources:  Ibbotson Associates, Towers Data Systems, Lipper
Analytical Services, Inc. and PGI

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                               Dow                                       S&P/           S&P/
                 S&P          Jones        U.S. Small                    BARRA         BARRA         Merrill Lynch
                 500       Industrial        Stock          U.S.          500           500            Micro-Cap
                             Average         Index       Inflation      Growth         Value             Index

----------------------------------------------------------------------------------------------------------------------

Dec 1925         N/A           N/A            N/A           N/A           N/A           N/A               N/A
Dec 1926        11.62          N/A            0.28         -1.49          N/A           N/A               N/A
Dec 1927        37.49          N/A           22.10         -2.08          N/A           N/A               N/A
Dec 1928        43.61         55.38          39.69         -0.97          N/A           N/A               N/A
Dec 1929        -8.42        -13.64          -51.36         0.20          N/A           N/A               N/A
Dec 1930       -24.90        -30.22          -38.15        -6.03          N/A           N/A               N/A
Dec 1931       -43.34        -49.03          -49.75        -9.52          N/A           N/A               N/A
Dec 1932        -8.19        -16.88          -5.39         -10.30         N/A           N/A               N/A
Dec 1933        53.99         73.71          142.87         0.51          N/A           N/A               N/A
Dec 1934        -1.44         8.08           24.22          2.03          N/A           N/A               N/A
Dec 1935        47.67         43.77          40.19          2.99          N/A           N/A               N/A
Dec 1936        33.92         30.23          64.80          1.21          N/A           N/A               N/A
Dec 1937       -35.03        -28.88          -58.01         3.10          N/A           N/A               N/A
Dec 1938        31.12         33.16          32.80         -2.78          N/A           N/A               N/A
Dec 1939        -0.41         1.31            0.35         -0.48          N/A           N/A               N/A
Dec 1940        -9.78         -7.96          -5.16          0.96          N/A           N/A               N/A
Dec 1941       -11.59         -9.88          -9.00          9.72          N/A           N/A               N/A
Dec 1942        20.34         14.12          44.51          9.29          N/A           N/A               N/A
Dec 1943        25.90         19.06          88.37          3.16          N/A           N/A               N/A
Dec 1944        19.75         17.19          53.72          2.11          N/A           N/A               N/A
Dec 1945        36.44         31.60          73.61          2.25          N/A           N/A               N/A
Dec 1946        -8.07         -4.40          -11.63        18.16          N/A           N/A               N/A
Dec 1947        5.71          7.61            0.92          9.01          N/A           N/A               N/A
Dec 1948        5.50          4.27           -2.11          2.71          N/A           N/A               N/A
Dec 1949        18.79         20.92          19.75         -1.80          N/A           N/A               N/A
Dec 1950        31.71         26.40          38.75          5.79          N/A           N/A               N/A
Dec 1951        24.02         21.77           7.80          5.87          N/A           N/A               N/A
Dec 1952        18.37         14.58           3.03          0.88          N/A           N/A               N/A
Dec 1953        -0.99         2.02           -6.49          0.62          N/A           N/A               N/A
Dec 1954        52.62         51.25          60.58         -0.50          N/A           N/A               N/A
Dec 1955        31.56         26.58          20.44          0.37          N/A           N/A               N/A
Dec 1956        6.56          7.10            4.28          2.86          N/A           N/A               N/A
Dec 1957       -10.78         -8.63          -14.57         3.02          N/A           N/A               N/A
Dec 1958        43.36         39.31          64.89          1.76          N/A           N/A               N/A
Dec 1959        11.96         20.21          16.40          1.50          N/A           N/A               N/A
Dec 1960        0.47          -6.14          -3.29          1.48          N/A           N/A               N/A
Dec 1961        26.89         22.60          32.09          0.67          N/A           N/A               N/A
Dec 1962        -8.73         -7.43          -11.90         1.22          N/A           N/A               N/A
Dec 1963        22.80         20.83          23.57          1.65          N/A           N/A               N/A


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                               Dow                                       S&P/           S&P/
                 S&P          Jones        U.S. Small                  BARRA 500       BARRA         Merrill Lynch
                 500       Industrial        Stock          U.S.        Growth          500            Micro-Cap
                             Average         Index       Inflation                     Value             Index

----------------------------------------------------------------------------------------------------------------------

Dec 1964        16.48         18.85          23.52          1.19          N/A           N/A               N/A
Dec 1965        12.45         14.39          41.75          1.92          N/A           N/A               N/A
Dec 1966       -10.06        -15.78          -7.01          3.35          N/A           N/A               N/A
Dec 1967        23.98         19.16          83.57          3.04          N/A           N/A               N/A
Dec 1968        11.06         7.93           35.97          4.72          N/A           N/A               N/A
Dec 1969        -8.50        -11.78          -25.05         6.11          N/A           N/A               N/A
Dec 1970        4.01          9.21           -17.43         5.49          N/A           N/A               N/A
Dec 1971        14.31         9.83           16.50          3.36          N/A           N/A               N/A
Dec 1972        18.98         18.48           4.43          3.41          N/A           N/A               N/A
Dec 1973       -14.66        -13.28          -30.90         8.80          N/A           N/A               N/A
Dec 1974       -26.47        -23.58          -19.95        12.20          N/A           N/A               N/A
Dec 1975        37.20         44.75          52.82          7.01         31.72         43.38              N/A
Dec 1976        23.84         22.82          57.38          4.81         13.84         34.93              N/A
Dec 1977        -7.18        -12.84          25.38          6.77        -11.82         -2.57              N/A
Dec 1978        6.56          2.79           23.46          9.03         6.78           6.16             27.76
Dec 1979        18.44         10.55          43.46         13.31         15.72         21.16             43.18
Dec 1980        32.42         22.17          39.88         12.40         39.40         23.59             32.32
Dec 1981        -4.91         -3.57          13.88          8.94         -9.81          0.02             9.18
Dec 1982        21.41         27.11          28.01          3.87         22.03         21.04             33.62
Dec 1983        22.51         25.97          39.67          3.80         16.24         28.89             42.44
Dec 1984        6.27          1.31           -6.67          3.95         2.33          10.52            -14.97
Dec 1985        32.16         33.55          24.66          3.77         33.31         29.68             22.89
Dec 1986        18.47         27.10           6.85          1.13         14.50         21.67             3.45
Dec 1987        5.23          5.48           -9.30          4.41         6.50           3.68            -13.84
Dec 1988        16.81         16.14          22.87          4.42         11.95         21.67             22.76
Dec 1989        31.49         32.19          10.18          4.65         36.40         26.13             8.06
Dec 1990        -3.17         -0.56          -21.56         6.11         0.20          -6.85            -29.55
Dec 1991        30.55         24.19          44.63          3.06         38.37         22.56             57.44
Dec 1992        7.67          7.41           23.35          2.90         5.07          10.53             36.62
Dec 1993        9.99          16.94          20.98          2.75         1.68          18.60             31.32
Dec 1994        1.31          5.06            3.11          2.67         3.13          -0.64             1.81
Dec 1995        37.43         36.84          34.46          2.54         38.13         36.99             30.70
Dec 1996        23.07         28.84          17.62          3.32         23.96         21.99             13.88
Dec 1997        33.36         24.88          22.78          1.92         36.52         29.98             24.61


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                 Long-       Intermediate-       MSCI                      Long-
                  Term         Term U.S.         EAFE         6-         Term U.S.         U.S.
               U.S. Gov't      Government      (Net of      Month        Corporate        T-Bill
                 Bonds           Bonds          Taxes)       CDs           Bonds         (30-Day)

------------------------------------------------------------------------------------------------------

Dec 1925          N/A             N/A            N/A         N/A            N/A             N/A
Dec 1926          7.77            5.38           N/A         N/A           7.37            3.27
Dec 1927          8.93            4.52           N/A         N/A           7.44            3.12
Dec 1928          0.10            0.92           N/A         N/A           2.84            3.56
Dec 1929          3.42            6.01           N/A         N/A           3.27            4.75
Dec 1930          4.66            6.72           N/A         N/A           7.98            2.41
Dec 1931         -5.31           -2.32           N/A         N/A           -1.85           1.07
Dec 1932         16.84            8.81           N/A         N/A           10.82           0.96
Dec 1933         -0.07            1.83           N/A         N/A           10.38           0.30
Dec 1934         10.03            9.00           N/A         N/A           13.84           0.16
Dec 1935          4.98            7.01           N/A         N/A           9.61            0.17
Dec 1936          7.52            3.06           N/A         N/A           6.74            0.18
Dec 1937          0.23            1.56           N/A         N/A           2.75            0.31
Dec 1938          5.53            6.23           N/A         N/A           6.13            -0.02
Dec 1939          5.94            4.52           N/A         N/A           3.97            0.02
Dec 1940          6.09            2.96           N/A         N/A           3.39            0.00
Dec 1941          0.93            0.50           N/A         N/A           2.73            0.06
Dec 1942          3.22            1.94           N/A         N/A           2.60            0.27
Dec 1943          2.08            2.81           N/A         N/A           2.83            0.35
Dec 1944          2.81            1.80           N/A         N/A           4.73            0.33
Dec 1945         10.73            2.22           N/A         N/A           4.08            0.33
Dec 1946         -0.10            1.00           N/A         N/A           1.72            0.35
Dec 1947         -2.62            0.91           N/A         N/A           -2.34           0.50
Dec 1948          3.40            1.85           N/A         N/A           4.14            0.81
Dec 1949          6.45            2.32           N/A         N/A           3.31            1.10
Dec 1950          0.06            0.70           N/A         N/A           2.12            1.20
Dec 1951         -3.93            0.36           N/A         N/A           -2.69           1.49
Dec 1952          1.16            1.63           N/A         N/A           3.52            1.66
Dec 1953          3.64            3.23           N/A         N/A           3.41            1.82
Dec 1954          7.19            2.68           N/A         N/A           5.39            0.86
Dec 1955         -1.29           -0.65           N/A         N/A           0.48            1.57
Dec 1956         -5.59           -0.42           N/A         N/A           -6.81           2.46
Dec 1957          7.46            7.84           N/A         N/A           8.71            3.14
Dec 1958         -6.09           -1.29           N/A         N/A           -2.22           1.54
Dec 1959         -2.26           -0.39           N/A         N/A           -0.97           2.95
Dec 1960         13.78           11.76           N/A         N/A           9.07            2.66



                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                 Long-       Intermediate-       MSCI                      Long-
                  Term         Term U.S.         EAFE         6-         Term U.S.         U.S.
               U.S. Gov't      Government      (Net of      Month        Corporate        T-Bill
                 Bonds           Bonds          Taxes)       CDs           Bonds         (30-Day)

------------------------------------------------------------------------------------------------------

Dec 1961          0.97            1.85           N/A         N/A           4.82            2.13
Dec 1962          6.89            5.56           N/A         N/A           7.95            2.73
Dec 1963          1.21            1.64           N/A         N/A           2.19            3.12
Dec 1964          3.51            4.04           N/A         4.18          4.77            3.54
Dec 1965          0.71            1.02           N/A         4.68          -0.46           3.93
Dec 1966          3.65            4.69           N/A         5.76          0.20            4.76
Dec 1967         -9.18            1.01           N/A         5.48          -4.95           4.21
Dec 1968         -0.26            4.54           N/A         6.44          2.57            5.21
Dec 1969         -5.07           -0.74           N/A         8.71          -8.09           6.58
Dec 1970         12.11           16.86          -11.66       7.06          18.37           6.52
Dec 1971         13.23            8.72          29.59        5.36          11.01           4.39
Dec 1972          5.69            5.16          36.35        5.38          7.26            3.84
Dec 1973         -1.11            4.61          -14.92       8.60          1.14            6.93
Dec 1974          4.35            5.69          -23.16      10.20          -3.06           8.00
Dec 1975          9.20            7.83          35.39        6.51          14.64           5.80
Dec 1976         16.75           12.87           2.54        5.22          18.65           5.08
Dec 1977         -0.69            1.41          18.06        6.12          1.71            5.12
Dec 1978         -1.18            3.49          32.62       10.21          -0.07           7.18
Dec 1979         -1.23            4.09           4.75       11.90          -4.18           10.38
Dec 1980         -3.95            3.91          22.58       12.33          -2.76           11.24
Dec 1981          1.86            9.45          -2.28       15.50          -1.24           14.71
Dec 1982         40.36           29.10          -1.86       12.18          42.56           10.54
Dec 1983          0.65            7.41          23.69        9.65          6.26            8.80
Dec 1984         15.48           14.02           7.38       10.65          16.86           9.85
Dec 1985         30.97           20.33          56.16        7.82          30.09           7.72
Dec 1986         24.53           15.14          69.44        6.30          19.85           6.16
Dec 1987         -2.71            2.90          24.63        6.58          -0.27           5.47
Dec 1988          9.67            6.10          28.27        8.15          10.70           6.35
Dec 1989         18.11           13.29          10.54        8.27          16.23           8.37
Dec 1990          6.18            9.73          -23.45       7.85          6.78            7.81
Dec 1991         19.30           15.46          12.13        4.95          19.89           5.60
Dec 1992          8.05            7.19          -12.17       3.27          9.39            3.51
Dec 1993         18.24           11.24          32.56        2.88          13.19           2.90
Dec 1994         -7.77           -5.14           7.78        5.40          -5.76           3.90
Dec 1995         31.67           16.80          11.21        5.21          27.20           5.60
Dec 1996         -0.93            2.10           6.05        5.21          1.40            5.21
Dec 1997         15.85            8.38           1.78        5.71          12.95           5.26





                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                NAREIT                                                    Lipper          MSCI
                Equity       Russell       Wilshire                      Balanced       Emerging           Bank
                 REIT          2000       Real Estate        S&P           Fund          Markets          Savings
                 Index        Index       Securities         400          Index        Free Index         Account

-----------------------------------------------------------------------------------------------------------------------

Dec 1925          N/A          N/A            N/A            N/A           N/A             N/A              N/A
Dec 1926          N/A          N/A            N/A            N/A           N/A             N/A              N/A
Dec 1927          N/A          N/A            N/A            N/A           N/A             N/A              N/A
Dec 1928          N/A          N/A            N/A            N/A           N/A             N/A              N/A
Dec 1929          N/A          N/A            N/A            N/A           N/A             N/A              N/A
Dec 1930          N/A          N/A            N/A            N/A           N/A             N/A             5.30
Dec 1931          N/A          N/A            N/A            N/A           N/A             N/A             5.10
Dec 1932          N/A          N/A            N/A            N/A           N/A             N/A             4.10
Dec 1933          N/A          N/A            N/A            N/A           N/A             N/A             3.40
Dec 1934          N/A          N/A            N/A            N/A           N/A             N/A             3.50
Dec 1935          N/A          N/A            N/A            N/A           N/A             N/A             3.10
Dec 1936          N/A          N/A            N/A            N/A           N/A             N/A             3.20
Dec 1937          N/A          N/A            N/A            N/A           N/A             N/A             3.50
Dec 1938          N/A          N/A            N/A            N/A           N/A             N/A             3.50
Dec 1939          N/A          N/A            N/A            N/A           N/A             N/A             3.40
Dec 1940          N/A          N/A            N/A            N/A           N/A             N/A             3.30
Dec 1941          N/A          N/A            N/A            N/A           N/A             N/A             3.10
Dec 1942          N/A          N/A            N/A            N/A           N/A             N/A             3.00
Dec 1943          N/A          N/A            N/A            N/A           N/A             N/A             2.90
Dec 1944          N/A          N/A            N/A            N/A           N/A             N/A             2.80
Dec 1945          N/A          N/A            N/A            N/A           N/A             N/A             2.50
Dec 1946          N/A          N/A            N/A            N/A           N/A             N/A             2.20
Dec 1947          N/A          N/A            N/A            N/A           N/A             N/A             2.30
Dec 1948          N/A          N/A            N/A            N/A           N/A             N/A             2.30
Dec 1949          N/A          N/A            N/A            N/A           N/A             N/A             2.40
Dec 1950          N/A          N/A            N/A            N/A           N/A             N/A             2.50
Dec 1951          N/A          N/A            N/A            N/A           N/A             N/A             2.60
Dec 1952          N/A          N/A            N/A            N/A           N/A             N/A             2.70
Dec 1953          N/A          N/A            N/A            N/A           N/A             N/A             2.80
Dec 1954          N/A          N/A            N/A            N/A           N/A             N/A             2.90
Dec 1955          N/A          N/A            N/A            N/A           N/A             N/A             2.90
Dec 1956          N/A          N/A            N/A            N/A           N/A             N/A             3.00
Dec 1957          N/A          N/A            N/A            N/A           N/A             N/A             3.30
Dec 1958          N/A          N/A            N/A            N/A           N/A             N/A             3.38
Dec 1959          N/A          N/A            N/A            N/A           N/A             N/A             3.53
Dec 1960          N/A          N/A            N/A            N/A           5.77            N/A             3.86
Dec 1961          N/A          N/A            N/A            N/A          20.59            N/A             3.90


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                NAREIT                                                    Lipper          MSCI
                Equity       Russell       Wilshire                      Balanced       Emerging           Bank
                 REIT          2000       Real Estate        S&P           Fund          Markets          Savings
                 Index        Index       Securities         400          Index        Free Index         Account

-----------------------------------------------------------------------------------------------------------------------

Dec 1962          N/A          N/A            N/A            N/A          -6.80            N/A             4.08
Dec 1963          N/A          N/A            N/A            N/A          13.10            N/A             4.17
Dec 1964          N/A          N/A            N/A            N/A          12.36            N/A             4.19
Dec 1965          N/A          N/A            N/A            N/A           9.80            N/A             4.23
Dec 1966          N/A          N/A            N/A            N/A          -5.86            N/A             4.45
Dec 1967          N/A          N/A            N/A            N/A          15.09            N/A             4.67
Dec 1968          N/A          N/A            N/A            N/A          13.97            N/A             4.68
Dec 1969          N/A          N/A            N/A            N/A          -9.01            N/A             4.80
Dec 1970          N/A          N/A            N/A            N/A           5.62            N/A             5.14
Dec 1971          N/A          N/A            N/A            N/A          13.90            N/A             5.30
Dec 1972         8.01          N/A            N/A            N/A          11.13            N/A             5.37
Dec 1973        -15.52         N/A            N/A            N/A          -12.24           N/A             5.51
Dec 1974        -21.40         N/A            N/A            N/A          -18.71           N/A             5.96
Dec 1975         19.30         N/A            N/A            N/A          27.10            N/A             6.21
Dec 1976         47.59         N/A            N/A            N/A          26.03            N/A             6.23
Dec 1977         22.42         N/A            N/A            N/A          -0.72            N/A             6.39
Dec 1978         10.34         N/A           13.04           N/A           4.80            N/A             6.56
Dec 1979         35.86        43.09          70.81           N/A          14.67            N/A             7.29
Dec 1980         24.37        38.58          22.08           N/A          19.70            N/A             8.78
Dec 1981         6.00          2.03          7.18            N/A           1.86            N/A             10.71
Dec 1982         21.60        24.95          24.47          22.68         30.63            N/A             11.19
Dec 1983         30.64        29.13          27.61          26.10         17.44            N/A             9.71
Dec 1984         20.93        -7.30          20.64          1.18           7.46            N/A             9.92
Dec 1985         19.10        31.05          22.20          35.58         29.83            N/A             9.02
Dec 1986         19.16         5.68          20.30          16.21         18.43            N/A             7.84
Dec 1987         -3.64        -8.77          -7.86          -2.03          4.13            N/A             6.92
Dec 1988         13.49        24.89          24.18          20.87         11.18           40.43            7.20
Dec 1989         8.84         16.24          2.37           35.54         19.70           64.96            7.91
Dec 1990        -15.35        -19.51        -33.46          -5.12          0.66          -10.55            7.80
Dec 1991         35.70        46.05          20.03          50.10         25.83           59.91            4.61
Dec 1992         14.59        18.41          7.36           11.91          7.46           11.40            2.89
Dec 1993         19.65        18.91          15.24          13.96         11.95           74.83            2.73
Dec 1994         3.17         -1.82          1.64           -3.57         -2.05           -7.32            4.96
Dec 1995         15.27        28.44          13.65          30.94         24.89           -5.21            5.24
Dec 1996         35.26        16.49          36.87          19.20         13.01           6.03             4.95
Dec 1997         20.29        22.36          19.80          32.26         20.05          -11.59            5.17
Source:  Lipper Analytical Services. Inc.


                                   APPENDIX C

                            OTHER PIONEER INFORMATION

The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.

As of December 31, 1997, PMC employed a professional investment staff of 58, with a combined average of 12 years' experience in the financial services industry.

Total  assets  of  all  Pioneer   mutual  funds  at  December  31,  1997,   were
approximately $19.8 billion representing 1,177,148 shareholder accounts, 791,468 non-retirement accounts and 385,680 retirement accounts.



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